Capital management (Tables)	12 Months Ended
Mar. 31, 2024
Disclosure of objectives, policies and processes for managing capital [abstract]
Summary of debt ratio information

	March 31,
	2023	2024
Borrowings (Note 32)	2,352,652	638,192
Less: cash and cash equivalents (Note 28)	(503,601)	(1,741,950)
Net debt	1,849,051	(1,103,758)

Share warrants (Note 36)	-	-
Equity	707,695	5,298,966
Total Equity	707,695	5,298,966

Gearing ratio (Net debt / total equity + net debt)	72.32%	(26.31)%